UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2006

Echo Healthcare Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-51596	56-2517815
(State or other jurisdiction of	(Commission File	(I.R.S. Employer Identification
incorporation)	Number)	No.)

8000 Towers Crescent Drive, Suite 1300
Vienna, Virginia, 22182
(Address of principal executive offices)

(703) 448-7688
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 8.01 Other Events.

Morgan Joseph & Co. Inc., the representative of the underwriters for the initial public offering of Echo Healthcare Acquisition Corp. (the "Company"), informed the Company that commencing June 6, 2006 the common stock and warrants included in the Company’s units may trade separately. The common stock and warrants will be listed on the OTC Bulletin Board under the symbols EHHA and EHHAW. The units are listed on the OTC Bulletin Board under the symbol EHHAU.

A copy of the press release issued by the Company announcing the separation of the units is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

99.1     Press Release dated June 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO HEALTHCARE ACQUISITION CORP.
(Registrant)

By: /s/ Joel Kanter
Joel Kanter
President and Secretary

Date: June 6, 2006

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated June 6, 2006.